Exhibit 99.3

REVOLVING LINE OF CREDIT AGREEMENT

THIS REVOLVING LINE OF CREDIT AGREEMENT (this “Agreement”) is made and entered into as of July 22,  2014, by and among SLM Technologies, Inc., a Delaware corporation (the “Lender”), and Intech Ventures, Inc., a Florida corporation (the “Borrower”).

In consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

1. Loan.

(a) Subject to all of the terms and conditions contained in this Agreement, Lender agrees, during the Availability Period (as hereinafter defined), to make a loan to Borrower in the form of a revolving line of credit, and Borrower agrees to accept and borrow from Lender, a revolving line of credit in the maximum principal amount of Two Hundred Thousand Dollars ($200,000) (the “Loan”). Borrower shall execute and deliver to Lender a Promissory Note in the form of the Promissory Note attached hereto as Exhibit A in connection with the Loan.  Borrower shall be entitled to draw down advances on the line of credit, subject to the sole discretion of such Lender, in minimum amounts of $5,000.00 per advance, provided: (i) no Event of Default exists; and (ii) all additional conditions as set forth in the Loan Documents have been satisfied at the time of the requested advance; and provided further, that Borrower provide Lender with any and all information reasonably requested by the Lender to support the advance request, including usage of prior advances.  All sums disbursed on the Loan or pursuant to the terms of this Agreement shall be treated as a disbursement of principal.

(b) The Loan is a revolving line of credit.  During the Availability Period (as hereinafter defined), Borrower may re-borrow any amounts repaid provided that Borrower is in compliance with all of the terms and conditions of the Loan Documents and subject to Lender’s commitment amount.  Although the outstanding principal of the Note may be zero from time to time, the Loan Documents will remain in full force and effect until the Maturity Date (as hereinafter defined) and all obligations are paid and performed in full.  Upon the occurrence of an Event of Default, Lender may suspend or terminate the commitment to make disbursements of the Loan proceeds without notice to or consent of Borrower.  “Availability Period” means the period commencing on the date of this Agreement and expiring on July 22, 2016, subject to the occurrence of an Event of Default (as hereinafter defined).  After July 22, 2015, no new advances or disbursements shall be made under this Agreement.

2. Interest.  The interest rate on this Loan five percent (5%).  Interest will be calculated for the actual number of days the principal is outstanding and based on a three hundred sixty five (365) day year.

3. Default Interest Rate.  Notwithstanding the foregoing, upon the occurrence of an Event of Default and during the continuance thereof, the outstanding principal balance of the Loan shall, in Lender’s sole discretion and without prior notice to Borrower, bear interest at the rate of twelve percent (12%) per annum, and shall continue at such rate, both before and after judgment, until the outstanding amount is paid and all of Borrower’s other obligations to Lender under the Loan Documents, including, without limitation, reimbursement of costs and fees, if any,  have been fully paid and discharged.

4. Reserved.

5. Repayment.  Payments shall be made in the manner specified by the Lender in writing from time-to-time.  Notwithstanding anything herein to the contrary, the entire unpaid principal balance, together with any accrued interest and other unpaid charges or fees hereunder, shall be due and payable in full on or before July 22, 2015 (the “Maturity Date”), in lawful money of the United States of America.  Any payment received by a Lender ten (10) days after its scheduled due date shall be subject to a late charge equal to five percent (5%) of the amount of the delinquent payment or $50.00, whichever is greater.  Such late charge is a good faith estimate by the parties of the additional expense and costs that such Lender will incur as a result of such delinquent payment and is not a penalty.  Any payment falling due on a day that is not a Business Day (as hereinafter defined) shall be due on the next succeeding Business Day; provided, however, for purposes of determining late charges and other matters determined in reference to the delinquency of payments, such payment shall be considered to have been due on its regularly-scheduled payment date.  As used herein, a “Business Day” means a day other than a Saturday, Sunday, or other day on which commercial banks in the State of Florida are authorized or required to be closed for the general transaction of banking business.  All payments received hereunder or on account of any collateral securing the Loan shall be applied as follows: first, to any late charge; second, to any costs or expenses incurred by Lender in collecting such payment or to any other unpaid charges or expenses due hereunder; third, to accrued interest; fourth, to principal; and fifth, the balance, if any, to such person entitled thereto; provided, however, upon occurrence of an Event of Default, Lender may, in its discretion, change the priority of the application of payments as it deems appropriate.

6. Prepayment.  Borrower may prepay any amounts due and owing at any time without penalty.

7. Disbursement of Loan Proceeds.  During the Availability Period, Borrower may request an Advance (as hereinafter defined) of Loan proceeds in accordance with the terms of this Paragraph 7.  However, Advances shall be made by Lender in accordance with the terms and conditions set forth below and any additional terms and conditions as determined by Lender, in its sole discretion, at the time of Borrower’s request for an Advance.

(a) Loan advances (each, an “Advance,” collectively, “Advances”) may be made by a Lender upon the written request of Borrower.  Each written request for an Advance shall be made on the form of Exhibit B attached hereto (a “Borrowing Notice”) and delivered (via e-mail or facsimile if confirmed by a mailed original) to Lender at 2802 N Howard Ave. Tampa FL 33607, Attn: Paul Mazzapica, or such other addresses as Lender shall designate.  Each Borrowing Notice shall be submitted to and received by the Lender prior to 1:00 P.M. (Eastern Time) at least five (5) Business Days prior to the specified borrowing date.

(b) Each Advance must be for at least Five Thousand and No/100 Dollars ($5000.00).

(c) Each Borrowing Notice shall be irrevocable once given and shall be binding on Borrower.  Additionally, each Borrowing Notice shall contain a certification from Borrower that (i) the aggregate outstanding Advances, after giving effect to the requested borrowing, will not exceed the maximum amount of the commitment, (ii) the representations and warranties contained in the Loan Documents are true, correct and complete as if made on the date of the requisition, and (iii) no Event of Default, after giving effect to the requested borrowing, will exist.

(d) The conditions precedent set forth in Paragraph 8 must continue to be satisfied in all respects as of the date of each Advance.

8. Conditions Precedent.  Lender shall not be required to make any advance or disbursement hereunder unless and until the following conditions have been, and continue to be, satisfied in Lender’s sole discretion:

(a) All of the documents required by Lender in connection with this Agreement and the Loan, including without limitation this Agreement, the Promissory Note, and any other document or security instrument (collectively, the “Loan Documents”) shall have been duly executed, acknowledged (if required), and delivered to such Lender and shall be in full force and effect.

(b) Borrower shall have provided evidence satisfactory to Lender that Borrower and the person or persons signing the Loan Documents have the authority to do so.

(c) The representations and warranties contained in this Agreement shall then be true and correct with the same effect as though the representations and warranties had been made at such time.  The request for a disbursement of Loan proceeds and any request for an Advance by Borrower shall constitute a reaffirmation by Borrower to Lender that all representations and warranties made herein remain true and correct in all material respects to the same extent as though given at the time such request is made, and that all conditions precedent listed in this Paragraph 8 have been, and continue to be, satisfied in all respects as of the date such request is made.

(d) No Event of Default shall have occurred and be continuing, and no condition shall exist or event shall have occurred which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, the foregoing conditions are solely for the benefit and protection of Lender.  Lender may, in its sole discretion, waive or defer the performance of any condition on one or more occasions.  Any such waiver or deferral shall not establish a course of dealings or otherwise obligate Lender to waive or defer any condition on other occasions.

11.           Representations and Warranties.  In order to induce Lender to enter into this Agreement and to make the disbursements provided for herein, Borrower represents and warrants to each Lender as of the date of this Agreement and any Advance as follows:

(a) Borrower has all requisite authority and power to execute and deliver any document required hereunder and to perform any condition or obligation imposed under the terms of such documents.

(b) Borrower is a corporation duly incorporated, validly existing, and in good standing under the laws of the Florida.

(c) The execution, delivery and performance of this Agreement, any other Loan Document, and each document incident hereto will not violate any provision of any applicable law, regulation, order, judgment, decree, article of incorporation, by-law, indenture, contract, agreement, or other undertaking to which Borrower is a party, or which purports to be binding on Borrower or its assets and will not result in the creation or imposition of a lien on any of its assets.

(d) There is no action, suit, investigation, or proceeding pending or, to the knowledge of Borrower, threatened, against or affecting Borrower or any of its assets which, if adversely determined, would have a material adverse effect on the financial condition of Borrower or the operation of its business.

(e) Any financial statements which have heretofore been provided to Lender by Borrower or at Borrower’s request are correct, complete, and truly, fairly, and accurately represent the financial position of Borrower as of the date of such financial statements.  Since the date of such statements, there have been no material adverse changes.

(f) No information or report furnished by Borrower to Lender in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

(g) Borrower has (i) filed all applicable federal, state, and local tax returns or other statements required to be filed in connection with its business, including those for income taxes, sales taxes, property taxes, payroll taxes, payroll withholding amounts, FICA contributions, and similar items; (ii) maintained appropriate reserves for the accrual of the same; and (iii) paid when due all such taxes, or sums or assessments made in connection therewith.

12.           Affirmative Covenants.  So long as any sum remains unpaid hereunder, Borrower covenants and agrees that, except with the prior written consent of Lender, it shall do the following:

(a) Borrower shall promptly notify Lender of any non-compliance actions involving Borrower.

(b) Borrower shall furnish to Lender, upon Lender’s request:

(i)  As soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Borrower, an income statement for such fiscal year, a balance sheet for Borrower and statement of capital accounts as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”);

(ii)  As soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Borrower, an unaudited income statement, statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter; and

(iii)  Within thirty (30) days of the end of each month, an unaudited income statement and statement of cash flows and balance sheet for and as of the end of each of such month, in reasonable detail.

(c) Borrower shall notify Lender of any Event of Default under the terms hereof, or the existence of any conditions or the occurrence of any events which, with the giving of notice or the lapse of time or both, would constitute an Event of Default, or of any litigation, proceeding, or development which may have a material adverse effect on Borrower’s ability to perform under the terms of this Agreement.

(d) Borrower shall duly and timely observe and conform to all valid requirements of any governmental authority relative to the conduct of its business, its properties, or its assets.  Borrower shall maintain and keep in full force and effect its status as a Florida corporation and all licenses and permits necessary to the proper conduct of its business and shall not change its principal place of business or state or form of organization.

(e) Borrower shall keep proper books of records and accounts in which full, true, and correct entries will be made of all dealings or transactions relating to its business and activities.

(f) Borrower shall (i) file all applicable federal, state, and local tax returns or other statements required to be filed in connection with its business, including those for income taxes, sales taxes, property taxes, payroll taxes, payroll withholding amounts, FICA contributions, and similar items; (ii) maintain appropriate reserves for the accrual of the same; and (iii) pay when due all such taxes, or sums or assessments made in connection therewith.  Provided, however, that (until distraint, foreclosure, sale, or similar proceedings have been commenced) nothing herein will require Borrower to pay any sum or assessment, the validity of which is being contested in good faith by proceedings diligently pursued and as to which adequate reserves have been made.

(g) Borrower shall use the Loan proceeds solely for the purpose of general operating expenses.

13.           Negative Covenants.

(a) Without the prior written consent of Lender, Borrower shall not make any change to any operating agreement, bylaw or other corporate document that would have an adverse affect on Borrower’s ability to conduct its business or  to perform under the Loan.

14.           Events of Default.  The occurrence of any of the following events or conditions shall constitute an “Event of Default” hereunder:

(a) Borrower fails to make any payment of principal or interest on any Promissory Note or under this Agreement within ten (10) days after the same becomes due.

(b) Any representation or warranty made by Borrower in this Agreement, any Promissory Note, or in connection with any borrowing or request for a disbursement of Loan proceeds, or in any certificate, financial statement, or other statement furnished by Borrower to Lender is untrue in any material respect at the time when made.

(c) Borrower defaults in the observance or performance of any other covenant or agreement contained in this Agreement, other than a default constituting a separate and distinct Event of Default under this Paragraph 14, and such default continues unremedied for a period of fifteen (15) days after notice thereof is given to Borrower.

(d) Borrower defaults in the observance or performance of any other covenant or agreement contained in any other Loan Document or other document or agreement made and given in connection with this Agreement, other than a default constituting a separate and distinct Event of Default under this Paragraph 14, and the continuance of the same unremedied for a period of fifteen (15) days after notice thereof is given to Borrower.

(e) Any of the Loan Documents or other instruments executed and delivered in connection herewith for any reason ceases to be valid or in full force and effect or the validity or enforceability of which is challenged or disputed by any signer thereof, other than Lender.

(f) Borrower defaults in the payment of principal or interest on any other obligation for borrowed money other than hereunder, or defaults in the payment of the deferred purchase price of property beyond the period of grace, if any, provided with respect thereto, or defaults in the performance or observance of any obligation or in any agreement relating thereto, if the effect of such default is to cause or permit the holder or holders of such obligation to cause such obligation to become due prior to the fulfillment of all obligations incurred herein.

(g) Borrower files a voluntary petition in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended or under any other insolvency act or law, state or federal, now or hereafter existing.

(h) An involuntary petition is filed against Borrower in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, and the continuance thereof for sixty (60) days undismissed, unbonded, or undischarged.

(i) Borrower breaches any material contract or agreement with a third party.

(j) Any change of control of Borrower.

15.           Remedies.

(a) Acceleration.  Upon the occurrence of an Event of Default, Lender may accelerate the entire unpaid principal balance, together with accrued interest thereon, and declare the same to be immediately due and payable without presentment, demand, protest, or other notice of any kind.  Without waiving any right or remedy available to it, Lender may proceed against Borrower.  To the fullest extent permitted by law, Borrower waives any rights to presentment, demand, protest, notice of dishonor, or notice of any kind in connection with this Agreement, the Promissory Note, or the other Loan Documents.  Lender shall have all of the rights and remedies of an unsecured party under applicable law.

16.           Enforceability.  The Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense by Borrower, including the defense of usury, nor would the operation of any of the terms of the Loan Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable, and to the extent the Loan Documents are subject to any such rights or defenses, Borrower hereby waives any statutory or common law right of rescission, set-off, counterclaim or defense with respect to the Loan Documents.

17.           Reserved.

18.           Notices.  Unless otherwise specifically provided herein, all notices required to be given  shall be in writing addressed to the respective party as set forth below and may be personally served, sent by facsimile transmission, or sent by overnight courier service or United States mail.  Such notices shall be deemed to have been given:  (a) if delivered in person, when delivered; (b) if delivered by overnight courier, one (1) Business Day after delivery to such courier properly addressed; or (c) if by United States mail, three (3) Business Days after depositing in the United States mail, postage prepaid and properly addressed.  Notices shall be addressed as follows:

If to Lender:                                          SLM Technologies, Inc.
2802 N Howard Ave.
Tampa FL 33607
Attention: Paul Mazzapica

If to Borrower:                                      Intech Ventures, Inc.,
2802 N Howard Ave.
Tampa FL 33607
Attention: Pete Peterson

or to such other address as the party to whom such notice is intended shall have previously designated by written notice to the serving party.

19.           Audit.  Lender shall have the right to inspect and audit, and to cause Borrower to audit, with a report to Lender, Borrowers’ books and records, during normal business hours at least twice annually.

20.           General Provisions.  All representations and warranties made in this Agreement and the Promissory Note and in any certificate delivered pursuant thereto shall survive the execution and delivery of this Agreement and the making of any loans hereunder.  This Agreement will be binding upon and inure to the benefit of Borrower and Lender, their respective successors and assigns, except that Borrower may not assign or transfer its rights or delegate its duties hereunder without the prior written consent of Lender.  This Agreement, the Promissory Note, and all documents and instruments associated herewith will be governed by and construed and interpreted in accordance with the laws of the State of Florida.  Time is of the essence hereof.  Lender may set off against any debt or account it owns Borrower, now existing or hereafter arising, in accordance with its rules and regulations governing deposit accounts then in existence.

21.           Counterparts; Facsimile Signatures.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original instrument, and all of which shall constitute a single agreement.  The signature of a party to any counterpart shall be sufficient to legally bind such party.  Lender may remove the signature pages from one or more counterparts and attach them to any other counterpart for the purpose of having a single document containing the signatures of all parties.  Any party may effect the execution and delivery of this Agreement by signing the same and sending a copy thereof to Lender or its attorney by facsimile transmission.  Such facsimile document, including the signatures thereon, shall be treated in all respects as an original instrument bearing an original signature.  Any party sending an executed copy by facsimile transmission in the foregoing manner shall also send the original thereof to Lender within five (5) days thereafter, but failure to do so shall not invalidate or otherwise affect the legality or enforceability of the facsimile document.

22.           Waiver of Jury Trial.   BORROWER AND LENDER EACH AGREE TO WAIVE THE RIGHT TO HAVE A JURY HEAR, DETERMINE, OR MAKE ANY RECOMMENDATION WITH RESPECT TO THIS AGREEMENT, THE PROMISSORY NOTE, THE OTHER LOAN DOCUMENTS, THE TRANSACTIONS CONTEMPLATED HEREIN, THE ADMINISTRATION OF THE LOAN, THE DECLARATION OF ANY DEFAULT, THE PURSUIT OF ANY RIGHT OR REMEDY HEREUNDER, THE LENDING RELATIONSHIP CONTEMPLATED HEREIN, AND ANY CLAIMS ARISING IN CONNECTION HEREWITH OR WITH ANY OF THE FOREGOING, WHETHER SUCH CLAIMS ARE BASED ON PRINCIPLES OF STATUTORY, CONTRACT, OR TORT LAW.  THE PARTIES AGREE THAT ALL SUCH MATTERS SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  THE PARTIES ACKNOWLEDGE THAT THIS WAIVER WAS A MATERIAL FACTOR IN THEIR DECISION TO ENTER INTO THIS AGREEMENT AND ENGAGE IN THE TRANSACTIONS DESCRIBED HEREIN.  BORROWER CERTIFIES THAT NEITHER LENDER NOR ANY REPRESENTATIVE, AGENT OR ATTORNEY OF LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS OR ANY OTHER WAIVERS CONTAINED IN THIS AGREEMENT.

23.           Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, proposals, or understandings, whether written or oral.  No representative of the Lender or Borrower is authorized to amend the terms hereof except as provided in the following sentence.  No amendment or waiver of any provision of this Agreement, or consent to any departure by the Lender or Borrower therefrom, shall be effective unless set forth in writing and signed by authorized agents of both parties.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties have caused this Revolving Line of Credit Agreement to be duly executed as of the day and year first above written.

BORROWER: Intech Ventures, Inc. By /s/ Pete Peterson Printed Name: Pete Peterson Its: Vice President, Treasurer, Secretary	LENDER: SLM TECHNOLOGIES, INC. By /s/ Paul F. Mazzapica Printed Name: Paul F. Mazzapica Its: President and CEO

EXHIBIT A

FORM OF PROMISSORY NOTE

EXHIBIT B

BORROWING NOTICE

SLM Technologies, Inc.

Attn:  Paul Mazzapica

Re:
Revolving Line of Credit Agreement dated as of _________ __, 2014 (the “Agreement”) by and among SLM Technologies, Inc., a Delaware corporation (the “Lender”), and Intech Ventures, Inc., a Florida corporation (the “Borrower”).

Ladies and Gentlemen:

Reference is made to the Agreement.  Capitalized terms used in this notice without definition have the meanings specified in the Agreement.  Pursuant to the Agreement, notice is hereby given that Borrower desires that Lender make an advance in the amount of $__________________________  (the “Advance”).  Borrower hereby certifies that:

1. Commitment.  The aggregate outstanding Advances shall not, after giving effect to the making of the Advance requested pursuant to this notice, exceed the maximum amount of the commitment;

2. Representations and Warranties.  All representations and warranties of Borrower contained in the Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof and shall be true and correct in all material respects on the date of the Advance, both before and after giving effect to the Advance; provided, however, that the representations and warranties of Borrower set forth in the Agreement regarding financial statements shall be deemed to be made with respect to the financial statements most recently delivered to Lender pursuant to the Agreement;

3. No Event of Default.  To the best of Borrower’s knowledge, no Event of Default exists as of the date hereof or will result from the making of the Advance;

4. Conditions Precedent.  All conditions precedent of Borrower contained in the Agreement continue to be satisfied in all respects as of the date of this borrowing Notice; and

5. Use of Proceeds.  The proceeds of the Advance will be used only as permitted by the Agreement.

[Remainder of Page Intentionally Left Blank]

DATED as of ________________________.

“BORROWER”

Intech Ventures, Inc.

By:        ______________________________________
Name:        Pete Peterson
Its:           Vice President, Treasurer, Secretary